                                                                    EXHIBIT 10.1

                            SIMULATION SCIENCES INC.

                         REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (this "Agreement") is made and entered into as of March 26, 1997 by and among Simulation Sciences Inc., a Delaware corporation (the "Company"), Visual Solutions, Inc., a Texas Corporation ("VSI"), and each of the individuals set forth in the Schedule of Stockholders attached as Exhibit A hereto (each, a "Stockholder").


                                    RECITALS


         A. The Company and the Stockholders are parties to an Asset Purchase Agreement dated as of March 24, 1997 (the "Asset Purchase Agreement"), pursuant to which the Company has issued to VSI shares of the Company's Common Stock (the "Shares"). Upon the dissolution of VSI, the Shares will be distributed to the Stockholders.

         B. This agreement and the registration rights arrangements herein are part of the terms and conditions of the Asset Purchase Agreement.

         C. The Company has previously entered into a Registration Rights Agreement, dated December 17, 1993 with certain individual and entities (the "Existing Registration Rights Agreement"). Such agreement is attached hereto as Exhibit B. Pursuant to Section 2.11 of the Existing Registration Rights Agreement, the Company has agreed not to grant registration rights to entities or individuals that are superior to the registration rights granted under that Agreement.

                                   AGREEMENT


         NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth and set forth in the Asset Purchase Agreement, the parties, intending legally to be bound, hereby agree as follows:

         1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings ascribed to them below:

                 (a) the terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

                 (b) "Registrable Securities" means (i) the Shares received by VSI, or by the Stockholders to the extent VSI distributes such Shares to them, that are not or no longer are "Escrow Shares" pursuant to the Escrow Agreement among the Escrow Agent, Company and the representative for VSI and the Stockholders and (ii) any securities issued or issuable in respect of or in exchange for any of the Shares referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares of the Shares, recapitalization, reclassification, merger, consolidation or exchange offer. For purposes of this Agreement, a Registrable Security ceases to constitute a Registrable Security upon the earliest to occur of (i) when such Registrable Security shall have been effectively registered under the Securities Act of pursuant to the Registration Statement, (ii) when such Registrable Security shall have been sold pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) when such Registrable Security shall have been otherwise transferred and a new certificate for such Registrable Security not bearing a legend restricting further transfer shall have been delivered by the Company, (iv) with respect to a Stockholder, on the date, in the opinion of counsel to the Company, on which all of such Stockholder's remaining Registrable Securities could be sold in any 90-day period pursuant to Rule 144 under the Securities Act or pursuant to any similar or successor rule or exemption from registration or (v) when such Registrable Security shall have ceased to be outstanding;

                 (c) "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Section 6 or Section 7 of this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and expenses of one counsel in an amount not to exceed $15,000, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company); provided, however, that the Company shall not be required to pay any Registration Expenses if, as a result of the withdrawal of a request for registration under Section 6, the registration statement does not become effective, in which case Stockholders shall bear such Registration Expenses pro-rata based on the number of shares to have been registered;

                 (d) "Registration Statement" shall mean the applicable registration statement filed by the Company to effect the registration, qualification or compliance contemplated herein; and

                 (e) "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 3 of this Agreement;

                 (f) "Securities Act" shall mean the Securities Act of 1933, as amended.

         2. RESTRICTIONS. The Shares shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. The Stockholder will cause any proposed purchaser, assignee, transferee or pledgee of the Shares to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

         3. RESTRICTIVE LEGEND. Each certificate representing (a) the Shares and (b) any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 4 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):


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
                 "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."

                 Each Stockholder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established under this agreement.

         4. NOTICE OF PROPOSED TRANSFERS. The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Agreement. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied at such holder's expense by either (a) an unqualified written opinion of legal counsel who shall, and whose legal opinion shall be, reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (b) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, or (c) any other evidence reasonably satisfactory to counsel to the Company, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legends set forth in this Agreement, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

         5. SUBORDINATION OF REGISTRATION RIGHTS TO PRIOR AGREEMENT. The parties to this Agreement agree that notwithstanding the provisions herein and the rights and obligations hereunder, that the rights of registration described under Section 6 or Section 7 of this Agreement shall be subordinate to the rights granted to certain stockholders of the Company under the Existing Registration Rights Agreement attached hereto as Exhibit B.

         6. REQUESTED REGISTRATION. From the time the Company is first eligible to use Form S-3 to register the Shares, the holders of a majority of the Shares shall have the right to request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of the Shares of the Registrable Securities, where the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $1,000,000. The Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form; provided, however, that the Company shall not be required to effect more than one registration pursuant to this Section 6. Upon receipt of such Stockholder request, the Company will (i) promptly give written notice of the proposed registration to all other Stockholders, and (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Stockholder or Stockholders joining in such request as are specified in a written request received by the Company within 30 days after receipt of written
notice from the Company.   Provided, however, the Company shall not be
obligated to effect, or take any action to effect, any such registration pursuant to this Section 6:

                          (a)     In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

                          (b)     After the Company has effected a registration
pursuant to this Section 6 and such registration has been declared or ordered effective and the sales of such Registrable Securities shall have closed;

                          (c)     During the period starting with the date
sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration; or

                          (d)     If  (i) in the good faith judgment of the
Board of Directors of the Company, such registration would be seriously detrimental to the Company, and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to the Stockholder a certificate signed by the Chairman of the Board of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than one hundred twenty
(120) days after receipt for the request of the Stockholder.

                 The registration statement filed pursuant to the request of the Purchaser may include other securities of the Company which are held by officers or directors of the Company, or which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration.

         7.      COMPANY REGISTRATION.

                 (a) Notice of Registration. Subject to the terms of this Agreement, if the Company shall determine to register any shares of its Common Stock, either for its own account or the account of a security holder or holders exercising their respective demand registration rights or otherwise, other than: (i) a registration relating solely to employee benefit plans; or
(ii) a registration relating solely to a transaction pursuant to Rule 145 promulgated under the Securities Act; the Company will:

                                   (i)     promptly give to each Stockholder
written notice thereof; and

                                  (ii)     include in such registration (and
any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 10 days after receipt of such written notice from the Company, by any Stockholder or Stockholders;

                 (b) Notice of Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Stockholders as a part of the written notice given pursuant to Section 7(a). In such event, the right of any Stockholder to registration shall be conditioned upon such underwriting and the inclusion of the Registrable Securities held by such Stockholder in such underwriting to the extent provided in this Section 7. All Stockholders proposing to distribute their Registrable Securities through such underwriting (together with the Company and the other stockholders distributing their securities through such underwriting) shall enter into an underwriting agreement with the Underwriter's Representative for such offering. The Stockholders shall have no right to participate in the selection of the underwriters for an offering pursuant to this Section 7.

                 (c) Underwriter's Representative. Notwithstanding any other provision of this Section, if the Underwriter's Representative determines that marketing factors require a limitation of the number of shares of Company Common Stock to be underwritten, the Underwriter's Representative may limit the number of Registrable Securities to be included in the registration and underwriting. Where the Underwriter's Representative limits the number of Registerable Securities to be included in the registration and underwriting, the Company shall also advise all Stockholders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among the Stockholders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities desired to be sold by such Stockholder. If any Stockholder disapproves of the terms of any such underwriting, such Stockholder may elect to withdraw therefrom by written notice to the Company and the Underwriter's Representative. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. Notwithstanding the foregoing, to the extent such a reduction, or cut-back, is made by the Underwriter's Representative, the Underwriter's Representative shall reduce the number of shares of Registerable Securities under this Agreement to be included in the registration and underwriting prior to any reduction, or cut-back, in the shares registerable in such an offering pursuant to the Existing Registration Rights Agreement.

                 (d) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section prior to the effectiveness of such registration whether or not any Stockholder has elected to include securities in such registration.

         8.      REGISTRATION PROCEDURES.

                 (a) Company Procedures. In connection with the Company's registration obligations pursuant to Section 6 or Section 7, the Company shall keep such registration effective for the shorter of (i) ninety (90) days or
(ii) until Stockholder(s) has completed the distribution described in the registration statement relating thereto; provided, however, that such 90-day period shall be extended for a period of time equal to the period during which Stockholder(s) refrains from selling any securities included in such registration in accordance with provisions in Section 10 of this Agreement; and subject to such limitation, in connection with the Company's registration obligations pursuant to Section 6 or Section 7, the Company shall:

                                   (i)     keep each of the Stockholders whose
Registrable Securities are included in any registration advised as to the initiation and completion of such registration;

                                  (ii)     deliver to each Stockholder, without
charge, as many copies of the then-effective Prospectus covering such Registrable Securities and any amendments or supplements thereto as such Stockholder may reasonably request;

                                 (iii)     cooperate with the Stockholders to
facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold; and

                                  (iv)     prepare and file, if necessary, a
post-effective amendment or supplement to the Registration Statement or the related Prospectus(es) or any document incorporated therein by reference or file any other required document so that such Registration Statement and Prospectus will not thereafter contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

                 (b)      Stockholder Procedures.

                                   (i)     The Company may require each
Stockholder to furnish to the Company in writing such information regarding such Stockholder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing.

                                  (ii)     Each Stockholder agrees to use its
reasonable best efforts to cooperate with the Company in connection with the preparation and filing of a Registration Statement.

         9.      INDEMNIFICATION.

                          (a)     Indemnification by the Company.  The Company
will indemnify Stockholder with respect to any registration which has been effected pursuant to Section 6 or Section 7 of this Agreement, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Stockholder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable to Stockholder in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by Stockholder or any underwriter and stated to be specifically for use therein; provided, further that the Company will not be liable to the underwriter in any such case to the extent that any such claims, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the underwriter and stated to be specifically for use therein.

                          (b)     Indemnification by the Stockholders.  Each
Stockholder will, if securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document made by such Stockholder or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by such Stockholder therein not misleading, and will reimburse the Company and directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering curricular or other document in reliance upon and in conformity with written information furnished to the Company by such Stockholder and stated to be specifically for use therein; provided, however, that the obligations of such Stockholder hereunder shall be limited to an amount equal to the net proceeds to Stockholder of securities sold as contemplated herein.

                          (c)     Conduct of Indemnification Proceedings.  Each
party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnified Party); and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

                          (d)     Contribution.

                                   (i)     If the indemnification provided for
in this Section is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expenses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                                  (ii)     The foregoing indemnity agreement of
the Company and each Stockholder is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Securities and Exchange Commission (the "Commission") at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any underwriter if a copy of the Final Prospectus was furnished to the underwriter and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

                          (e)     Other.  Notwithstanding the foregoing, to the
extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

         10. "MARKET STAND-OFF" AGREEMENT. Each Stockholder agrees, if requested by the Company or an underwriter of Common Stock (or other securities) of the Company, not to sell or otherwise transfer or dispose of, either directly or indirectly, any Common Stock (or other securities) of the Company held by such holder during the 90-day period following the effective date of a registration statement of the Company filed under the Securities Act.

                 If requested by the underwriters, each Stockholder shall execute a separate agreement to the foregoing effect. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said 90-day period. The provisions of this Section shall be binding upon any transferee who acquires Registrable Securities, whether or not such transferee is entitled to the registration rights provided hereunder.

                 Notwithstanding the foregoing, this Section 10 shall apply to only the first two registration statements filed by the Company in each calendar year with respect to which the Company or an underwriter makes such "lock-up" request.

         11. NO SUPERIOR RIGHTS. The Company hereby agrees that it will not grant registration rights in the future to any individual or entity that are superior to the rights granted hereunder; provided however, the parties agree that pursuant to Section 5, the rights of registration described under
Section 6 and Section 7 of this Agreement are subordinate to the registration rights granted under the Existing Registration Rights Agreement.

         12.     MISCELLANEOUS.

                 (a) Further Assurances. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

                 (b) Governing Law. The construction and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of California (without regard to the choice of law provisions thereof).

                 (c) Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery (including by express courier) or upon deposit in the United States Post Office, by First Class mail with postage and fees prepaid, addressed to each individual Stockholder at his or her address shown on the Company's employment records and to the Company at the address of its principal corporate offices (attention: Secretary) or at such other address as such party may designate by ten (10) days' advance written notice to the other party.

                 (d) Assignment. The Company may assign its rights and delegate its duties under this Agreement. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Stockholders, their heirs, executors, administrators, successors and assigns. The rights of Stockholders under this Agreement may be assigned only with the prior written consent of the Company.

                 (e) Waiver. Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

                 (f) Advice of Counsel. Each Stockholder has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions hereof.

                 (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument.

                 (h) Entire Agreement. This Agreement together with the Asset Purchase Agreement represent the entire agreement between the parties with respect to the registration rights of Stockholders for the Company's Common Stock received by the Stockholders pursuant to the Asset Purchase Agreement, may be modified or amended only in writing signed by the Company and the Stockholders holding a majority of the Shares, and satisfies all of the Company's obligations to Stockholders with regard to the issuance or sale of securities.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


"COMPANY"                          SIMULATION SCIENCES INC.



                                   By: /s/ L. Ronald Trepp
                                       -----------------------------------------

                                   Name: L. Ronald Trepp
                                         ---------------------------------------

                                   Title: Vice President, Finance
                                          --------------------------------------


"VISUAL SOLUTIONS"                 VISUAL SOLUTIONS, INC.



                                   By: /s/ John L. Dial II
                                       -----------------------------------------

                                   Name: John L. Dial II
                                         ---------------------------------------

                                   Title: President
                                          --------------------------------------


"STOCKHOLDERS"

                                   /s/ John L. Dial II, /s/ Donald L. Miller,
                                   ---------------------------------------------
                                   /s/ Christopher E. Glass, /s/ Mark G. Brosius
                                   ---------------------------------------------
                                   Signature

                                   John L. Dial II, Donald L. Miller,
                                   ---------------------------------------------
                                   Christopher E. Glass, Mark G. Brosius
                                   ---------------------------------------------
                                   Print Name


                                   ---------------------------------------------

                                   ---------------------------------------------
                                   Address


    [SIMULATION SCIENCES INC. REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]

                                   EXHIBIT A

                            SCHEDULE OF STOCKHOLDERS


(1)      John L. Dial, II

(2)      Mark G. Brosius

(3)      Donald L. Miller

(4)      Christopher E. Glass

                                   EXHIBIT B

                     EXISTING REGISTRATION RIGHTS AGREEMENT

        The Registrant hereby incorporates by reference its Exhibit 10.8 to its Registration on Form S-1 filed with the Securities and Exchange Commission on August 29, 1996, File Number 333-11017.